UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
April 29, 2009

Kronos International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-100047	22-2949593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, certain operating subsidiaries of the registrant, namely Kronos Titan GmbH, Kronos Europe S.A./N.V., Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS (collectively,  the “Borrowers”), are parties to a Facility Agreement dated June 25, 2002, as most recently amended on May 26, 2008, with Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent, and the lenders (collectively, the “Lenders”) participating in the facility (the “Amended Revolving Credit Facility”).  The Amended Revolving Credit Facility matures on May 26, 2011.  Borrowings under the Amended Revolving Credit Facility bear interest at the applicable interbank market rate plus 1.75%.  The Amended Revolving Credit Facility is collateralized by the accounts receivable and the inventories of the Borrowers and a limited pledge of all of the other assets of Kronos Europe S.A./N.V.  The Amended Revolving Credit Facility contains representations, warranties and covenants customary in lending transactions of this type.  The foregoing summary of the Amended Revolving Credit Facility is qualified in its entirety to the actual terms of the Amended Revolving Credit Facility in Schedule 2 to Exhibit 10.1 to the Current Report on Form 8-K the registrant filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 29, 2008, which terms are incorporated herein by this reference.

As previously disclosed in the registrant’s Current Report on Form 8-K filed with the SEC on March 26, 2009, on March 20, 2009 the Lenders waived compliance with the required financial ratio of the Borrowers’ net secured debt to earnings before income taxes, interest and depreciation, as defined in the Amended Revolving Credit Facility (the “Debt Ratio”), for the 12-month period ending March 31, 2009.  Among other things, such waiver moved the next required Debt Ratio measurement period to the 12-month period ending April 30, 2009.  The Borrowers did not pay any fee to the Lenders to obtain this waiver.

On April 29, 2009, a majority of the Lenders waived compliance with the Debt Ratio (and on April 30, 2009 all of the Lenders waived such compliance) for the 12-month period ending April 30, 2009.  Among other things, this waiver moved the next required Debt Ratio measurement period to the 12-month period ending June 15, 2009.  The Borrowers did not pay any fee to the Lenders to obtain this second waiver.

As disclosed in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 that the registrant filed with the SEC effective March 12, 2009 (the “2008 Form 10-K”), the Borrowers are in discussions with the Lenders to amend the terms of the Amended Revolving Credit Facility to eliminate, among other things, the requirement that the Borrowers comply with the Debt Ratio until at least March 31, 2010.  While the registrant believes it is possible that the Borrowers can obtain such an amendment to eliminate compliance with the Debt Ratio though at least March 31, 2010, there is no assurance that such amendment will be obtained or if obtained that the requirement to maintain the Debt Ratio would be eliminated (or waived, in the event the Lenders would only agree to a waiver and not an amendment to eliminate the Debt Ratio covenant itself) through at least March 31, 2010.  Any such amendment or waiver that the Borrowers might obtain could increase their future borrowing costs, either from a requirement that they pay a higher rate of interest on outstanding borrowings and/or pay a fee to the Lenders as part of agreeing to such amendment or waiver.

In the event the Borrowers are not successful in obtaining the amendment or waiver of the Amended Revolving Credit Facility to eliminate the requirement to comply with the Debt Ratio financial covenant until at least March 31, 2010, the Borrowers would seek to refinance such facility with a new group of lenders with terms that would not include the Debt Ratio financial covenant or, if required, the Borrowers will use their existing liquidity resources (which could include funds provided by affiliates of the Borrowers).  While there is no assurance that the Borrowers would be able to refinance the Amended Revolving Credit Facility with a new group of lenders, the registrant believes these other sources of liquidity available to the Borrowers would allow them to refinance the Amended Revolving Credit Facility.  If required, the registrant believes by undertaking one or more of these steps the Borrowers will be successful in maintaining sufficient liquidity to meet the registrant’s future obligations including operations, capital expenditures and debt service for the next 12 months.

This current report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the registrant’s ability to obtain future amendments to, waivers to certain requirements of, or refinancing of the Amended Revolving Credit Facility.  Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement.  Although the registrant believes the expectations reflected in such forward-looking statements are reasonable, it cannot give assurances that these expectations will prove to be correct.  Such statements by their nature involve substantial risks and uncertainties that could significantly impact expected results.  It is not possible to identify all of the risks and uncertainties the registrant faces that could cause actual results to differ materially from those described in this report.  These risks and uncertainties include without limitation, the future conditions in the credit markets, the results of negotiations with the Lenders, the future liquidity of the registrant and its affiliates and the significant risk factors set forth in the 2008 Form 10-K.  Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected.  The registrant disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of changes in information, future events or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1
Third Amendment Agreement Relating to a Facility Agreement dated June 25, 2002 executed as of May 26, 2008 by and among Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent, the participating lenders, Kronos Titan GmbH, Kronos Europe S.A./N.V, Kronos Titan AS, Kronos Norge AS, Titania AS and Kronos Denmark ApS — including Schedule 2: Euro 80,000,000 Facility Agreement dated June 25, 2002, as amended by an Amendment Agreement dated September 3, 2004, a Second Amendment Agreement dated June 14 , 2005 and a Third Amendment Agreement dated May 26, 2008 among Kronos Titan GmbH & Co. OHG, Kronos Europe S.A./N.V., Kronos Titan AS and Titania AS, as Borrowers, Kronos Titan GmbH & Co. OHG, Kronos Europe S.A./N.V. and Kronos Norge AS, as guarantors, Kronos Denmark APS, as security provider, Deutsche Bank AG, as mandated lead arranger, Deutsche Bank Luxembourg S.A., as agent and security agent, and KBC Bank NV, as fronting bank, and others (incorporated by reference to Exhibit 10.1 to the Current Report in Form 8-K that Kronos International, Inc. (Commission File No. 333-100047) filed with the U.S. Securities and Exchange Commission on May 29, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kronos International, Inc.
(Registrant)

By: /s/ John A. St. Wrba
Date: May 4, 2009	John A. St. Wrba Vice President and Assistant Treasurer